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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 1, 1997
                                                 ------------------

                                Cox Radio, Inc.
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            (Exact name of Registrant as specified in its charters)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)





        1-12187                                      58-1620022
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   (Commission File Number)                      (I.R.S. Employer
                                             Identification Numbers)

 1400 Lake Hearn Drive, N.E.
      Atlanta, Georgia                                30319
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  (Address of principal                             (Zip Code)
   executive offices)

                                 (404) 843-5000
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               Registrant's telephone number, including area code


                                 Not applicable
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         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

         On April 1, 1997, Cox Radio, Inc. (the "Company"), through the merger of its wholly owned subsidiary New Cox Radio II, Inc. with and into NewCity Communications, Inc. ("NewCity"), with NewCity as the surviving corporation, acquired all of the issued and outstanding capital stock of NewCity (the "NewCity Acquisition"). Cox Radio purchased the stock of NewCity for an aggregate consideration of approximately $253 million, consisting of approximately $87 million in assumption of NewCity indebtedness and approximately $3 million in working capital adjustments. The NewCity Acquisition provides the Company with an additional 18 radio stations (12 FM and 6 AM): seven stations in three new markets (Birmingham, Bridgeport and San Antonio) and 11 stations in four existing markets (Atlanta, Orlando, Syracuse and Tulsa). Two of the three new markets are in the Sunbelt, a region which the Company believes will, over the next several years, demonstrate greater radio advertising revenue growth than the U.S. radio industry as a whole. The acquisition of three radio stations in Syracuse provides the Company with five stations (three FM and two AM) in that market, and the acquisition of four radio stations in Orlando provides the Company with seven stations (four FM and three AM) in that market. Richard A. Ferguson, James T. Morley and Richard A. Reis have joined the Company as executive officers of the Company. In addition, the Company expects to nominate Richard A. Ferguson to the Board of Directors of the Company.

         To consummate the NewCity Acquisition, the Company borrowed approximately $105 million pursuant to the Company's $300 million, five-year, senior, unsecured revolving credit facility with certain banks, including Texas Commerce Bank National Association, as Administrative Agent.

         On April 2, 1997, NewCity was merged with and into the Company, with the Company as the surviving corporation.

Item 5.  Other Events

         In connection with the NewCity Acquisition and the merger of NewCity with and into the Company as described in Item 2., the Company succeeded to NewCity's obligations as the issuer of $75 million principal amount of 11-3/8% Senior Subordinated Notes due 2003 (the "Notes"). On April 3, 1997, the Company commenced a tender offer for all of the outstanding Notes (the "Tender Offer"). The purchase price to be paid for each $1,000 of principal of tendered Notes will equal (a) the present value on the payment date therefor (the "Payment Date") of (i) $1,042.66 (the price at which the Notes are callable on the first date (the "Call Date") on which the Notes may be redeemed by the Company pursuant to the Indenture therefor), plus (ii) interest payments which would have been payable on the Notes from the Payment Date to, but not including, the Call Date, in each case, based on a fixed spread of 55 basis points over the yield of the



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5-7/8% U.S. Treasury Note due October 31, 1998 on the third business day prior to the expiration date for the Tender Offer, plus (b) accrued and unpaid interest on the Notes to, but not including the Payment Date, minus (c) a consent payment of $2.50 per $1,000 in Note principal (the "Consent Payment").

         In conjunction with the Tender Offer, the Company is soliciting consents (the "Consent Solicitation") to effect certain proposed amendments to the Indenture under which the Notes were issued, including the elimination of substantially all of the restrictive covenants contained in the Indenture. The applicable Consent Payment per $1,000 principal amount will be paid on consents which are validly delivered before the consent date. The consent date is the later of April 17, 1997 or one business day following a public announcement (by press release) of the date on which the Company receives the requisite consents in accordance with the Tender Offer and Consent Solicitation.

         The scheduled expiration date for the Tender Offer and Consent Solicitation is April 30, 1997, unless extended by the Company.

         On April 3, 1997, the Company also commenced an offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of the purchase pursuant to Section 4.08 of the Indenture pursuant to which the Notes were issued (the "Change of Control Offer"). The Change of Control Offer will expire on April 30, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Substantially the same information as is required by this Form 8-K with respect to financial statements, pro forma financial information and exhibits in connection with the NewCity Acquisition has been previously reported by the Company. The NewCity financial statements for the period ended December 31, 1995 were previously reported as part of the Company's Registration Statement on Form S-1 (Registration No. 333-08737) with respect to the Company's Class A Common Stock, par value $1.00 per share. Pro forma financial information regarding the NewCity Acquisition was previously reported in the Company's Annual Report on Form 10-K for the period ended December 31, 1996. Accordingly, pursuant to the provisions of General Instructions B.3 to Form 8-K, no additional report of such previously reported information is required herein. The NewCity financial statements for the period ended December 31, 1996 are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COX RADIO, INC.


Dated: April 14, 1997                      By: /s/ ROBERT F. NEIL
                                              --------------------------
                                           Name:  Robert F. Neil
                                           Title: President and Chief
                                                   Executive Officer




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                                COX RADIO, INC.

               Index to Exhibits to Form 8-K dated April 1, 1997

Exhibit            Description

23.1               Consent of Ernst & Young L.L.P.

99.1 Financial Statements of NewCity Communications, Inc. for the period ended December 31, 1996.